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                                                                EXHIBIT 10.14(e)

                     AMENDMENT NO 8 TO CONTRACT CSXT-C-03951
               SUBJECT TO 49 USC ss.10709 AND 49 CFR ss.1313.3 (c)


         COGENTRIX OF ROCKY MOUNT, INC., (Industry); and CSX TRANSPORTATION, INC., (CSXT); agree to amend the aforementioned Contract, which has been in effect since October 27, 1989.


         1. This Amendment will be effective on January 1, 1999.


         2. The Contract is modified in the following manner:

         (A) Effective on and after January 1, 1999, CSXT will permit Industry to ship seventy-five (75) to eighty-three (83) car unit trains at the ninety (90) car rate levels presently applicable in the Contract.

         (B) This Eighth Amendment will remain in effect through and including December 31, 2000.


         3. All other provisions of the Contract are ratified and reaffirmed.



COGENTRIX OF ROCKY MOUNT, INC.                   CSX TRANSPORTATION, INC.

By: /s/ Elizabeth L. Rippetoe                    By: /s/ H. Wayne Foster, Jr.
    ---------------------------------                ---------------------------
Title: Vice President and                        Title: Director - Utility Coal
         Assistant General Counsel                      -----------------------
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BJK:JIB:12-14-98
COCR00843      (MEMO)